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                                                                     Exhibit 3.6


ARTICLES OF INCORPORATION                        TODD ROKITA
State Form 4159 (R12/1/1-03)                     SECRETARY OF STATE
Approved by State Board of Accounts, 2003        CORPORATE DIVISION
                                                 302 W. Washington St., Rm. E018
                                                 Indianapolis, IN  46204
                                                 Telephone (317) 232-6576

                                                 Indiana Code  23-1-21-2
                                                 FILING FEE   $90.00


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                            ARTICLES OF INCORPORATION
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The undersigned desiring to form a corporation (hereinafter referred to as
"Corporation") pursuant to the provisions of:


X Indiana Business Corporation Law        [ ] Indiana Professional Corporation
  As amended, executes the following          Act 1983, Indiana Code 23-1.5-1-1,
  Articles of incorporation:                  et seq. (Professional corporations
                                              must include Certificate of
                                              Registration.)
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                     ARTICLE I -- NAME AND PRINCIPAL OFFICE
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Name of Corporation (the name must include the word "Corporation", "Limited",
"Company" or an abbreviation thereof)

MAJESTIC STAR CASINO CAPITAL CORP. II

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Principal Office:
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Post office address:           City            State          ZIP Code
301 FREMONT ST, 12th FLOOR     LAS VEGAS       NEVADA         89101
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                    ARTICLE II -- REGISTERED OFFICE AND AGENT
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Registered Agent: The name and street address of the Corporation's Registered
Agent and Registered Office for service of process are:

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Name of Registered Agent
C T Corporation System
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Address of Registered Office     City                State        ZIP Code
(Street or building)
251 E. Ohio St, Suite 1100       Indianapolis        Indiana      46204
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                        ARTICLE III -- AUTHORIZED SHARES
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Number of shares the Corporation is authorized to issue:  1000

If there is more than one class of shares, shares with rights and preferences, list such information as "Exhibit A."

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      (the name(s) and address(es) of the incorporators of the corporation)

                                 NUMBER AND
                                   STREET
                NAME            OR BUILDING        CITY     STATE      ZIP CODE
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Janice M. Gauvin              400 Renaissance     Detroit  Michigan   48243-1668
c/o Dykema Gossett, PLLC      Center
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In Witness Whereof, the undersigned being all the incorporators of said
Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 15th day of November , 2005

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Signature of Incorporator                         Printed name
/s/ Janice M. Gauvin                              JANICE M. GAUVIN, INCORPORATOR
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This instrument was prepared by:  (Name)
JANICE M. GAUVIN  c/o DYKEMA GOSSETT PLLC
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Address (number, street, city and state)                                ZIP Code
400 RENAISSANCE CENTER, DETROIT, MICHIGAN                             48243-1668
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